                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 1999

                            9278 COMMUNICATIONS, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)

           Nevada                       333-84845                 98-0207906
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                 1942 Williamsbridge Road, Bronx, New York 10461
                 -----------------------------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code:   (718) 792-5150
                                                            --------------

                               iLink Telecom, Inc.
                               -------------------
          (Former name or former address if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On December 28, 1999, the Registrant dismissed Ernst & Young LLP ("E&Y") as its independent certified public accountant. The reports of E&Y on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Registrant's Board of Directors approved the decision to change accountants. During the Registrant's two most recent fiscal years and subsequent interim periods, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to such disagreement in its reports.

         (b) The Registrant engaged Friedman Alpern & Green LLP ("Friedman") to act as its independent certified public accountant, effective December 28, 1999. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted Friedman regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.


ITEM 5.  OTHER EVENTS

         On December 21, 1999, the Registrant filed a Certificate of Amendment to its Articles of Incorporation, to change its name from iLink Telecom, Inc. to 9278 Communications, Inc. Based on advice from The Nasdaq Market Group, Inc., the Registrant anticipates that, commencing January 4, 2000, the ticker symbol for its common stock on the OTCBB will be "NTSE."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Not Applicable

           (b)  Not Applicable

           (c)  Exhibits

           3.1 Certificate of Amendment to the Articles of Incorporation of the Registrant.

         As permitted pursuant to Item 304(a) of Regulation S-K, within 10 business days hereof, but no later than 2 business days after receipt, the Registrant will file the appropriate letter from E&Y as Exhibit 16.1, by amendment




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ITEM 8.  CHANGE IN FISCAL YEAR

         On December 28, 1999, the Registrant determined to change its fiscal year from February 28 to December 31. The report covering the transition period will be filed on Form 10-KSB.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 29, 1999                  9278 COMMUNICATIONS, INC.
                                           (Registrant)


                                           By:  /s/ Sajid Kapadia
                                               ---------------------------------
                                                Sajid Kapadia,
                                                Chief Executive Officer


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



                                INDEX TO EXHIBITS

Exhibit No.                                     Description
-----------                                     -----------
    3.1         Certificate of Amendment to the Articles of Incorporation of the Registrant.


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